Investor Presentation NASDAQ: BOKF 1

Legal Disclaimers FORWARD LOOKING STATEMENTS This presentation contains statements that are based on management’s beliefs, assumptions, current expectations, estimates, and projections about BOK Financial Corporation, the financial services industry, and the economy generally. These remarks constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipates”, “believes”, “estimates”, “expects”, “forecasts”, “plans”, “projects”, variations of such words, and similar expressions are intended to identify such forward-looking statements. Management judgments relating to, and discussion of the provision and allowance for credit losses involve judgments as to future events and are inherently forward-looking statements. Assessments that BOK Financial’s acquisitions, including its latest acquisition of CoBiz Financial, Inc., and other growth endeavors will be profitable are necessary statements of belief as to the outcome of future events, based in part on information provided by others which BOKF has not independently verified. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions which are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what is expressed, implied or forecasted in such forward-looking statements. Internal and external factors that might cause such a difference include, but are not limited to, changes in interest rates and interest rate relationships, inflation, demand for products and services, the degree of competition by traditional and non- traditional competitors, changes in banking regulations, tax laws, prices, levies, and assessments, the impact of technological advances, and trends in customer behavior as well as their ability to repay loans. There may also be difficulties and delays in integrating CoBiz Financial Inc.’s business or fully realizing cost savings and other benefits including, but not limited to, business disruption and customer acceptance of BOK Financial Corporation’s products and services. For a discussion of risk factors that may cause actual results to differ from expectations, please refer to BOK Financial Corporation’s most recent annual and quarterly reports. BOK Financial Corporation and its affiliates undertake no obligation to update, amend, or clarify forward-looking statements, whether as a result of new information, future events, or otherwise. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Non-GAAP Financial Measures: This presentation may refer to non-GAAP financial measures. Additional information on these financial measures is available in BOK Financial’s 10-Q and 10-K filings with the Securities and Exchange Commission which can be accessed at www.BOKF.com. 2

BOK Financial: A Regional Banking Powerhouse  Top 40* US commercial bank  Valuable Midwest / Southwest franchise  Seasoned management team  Proven ability to deliver organic growth  Consistent execution  Consistent strategy: Sept 30, 2018  NASDAQ: BOKF Assets $33 billion Loans $18 billion  CoBiz Financial added $3.9 Deposits $22 billion billion in assets on Oct 1, 2018 Fiduciary Assets $46 billion Assets Under Management & Custody $78 billion * Total assets at Q2 2018 3

Core Strategy: Build a recession-proof bank that will outperform peers across the economic cycle . Consistent organic growth . Robust portfolio of fee generating businesses provides balance in As of 9/30/18 10 Yr. TSR 15 Yr. TSR periods of economic instability BOKF 159% 256% . Differentiated and growing specialty Peer average 124% 157% lending businesses Peer median 108% 115% . Opportunistic investment in new businesses NASDAQ Bank Index 107% 120% . Disciplined credit focus KBW Bank Index 89% 74% “There is no principle more emphasized in our organization than managing for long-term value rather than short-term results.” – George Kaiser, Chairman 4

CoBiz Financial Acquisition Update • Closed October 1, 2018 -- Only 3.5 months after announcement • Acquisition of a “Best in Class” commercial bank is manifesting itself in both the quality of the people and the client relationships. • Integration teams executing to a conversion date over the March 23rd weekend • $45 million in projected integration costs Q4 2018 to Q1 2019 • Pro forma 2019 GAAP EPS accretion of ~6% remains the expectation CoBiz Bank* Q2 2018 Q3 2018 Pro Forma Branch Footprint Assets $3.8 billion $3.9 billion    Loans $3.1 billion $3.1 billion        Deposits $3.2 billion $3.3 billion            Yield on Loans 4.54% 4.65%       IB Deposit Cost 0.33% 0.46%   NCO \ Avg Loans 0.01% (0.03)%  * Source: S&P Global Market Intelligence 5

BOK Financial: Diverse Revenue Sources • 41% fee income is a differentiator for BOKF compared to other midsized regional banks Brokerage and • Well diversified: no single component of fee Trading income accounts for more than 12% of total 7% revenue Transaction Card 5% • Further diversity within the fee income Net Interest Revenue categories: Fiduciary and 59% Asset • Brokerage and trading: institutional Management 12% trading, retail brokerage, investment banking, and financial risk management • Transaction card: ATM network and Deposit service charges merchant services 7% Mortgage Banking • Fiduciary and asset management: Mutual Other Revenue 6% 4% funds; corporate, foundation, and personal trust; 401(k) services; and professional services including mineral management Sources of Revenue: • Mortgage banking: direct and online 9/30/18 YTD mortgage originations, mortgage servicing 6

Strong Balance Sheet Pro-Forma for Metric: At 9/30/18 CoBiz Acquisition Period End Loans $18.3 billion $21.4 billion Period End Deposits $21.6 billion $24.9 billion Loan to Deposit Ratio 85% 86% Regulatory Pro-Forma for Capital Ratios: minimum for At 9/30/18 CoBiz well-capitalized: Acquisition Common Equity Tier 1 7.0% 12.1% 10.9% Tier 1 Capital Ratio 8.5% 12.1% 10.9% Total Capital Ratio 10.5% 13.4% 12.4% Leverage Ratio 4.0% 9.9% 9.2% Capital Deployment • Primary use is for organic growth and regular quarterly dividends • Disciplined M&A of targeted firms that add to the quality, scale and scope of client offerings • Opportunistic share re-purchases 7

Strong Core Deposit Franchise BOKF CoBiz* Combined* Non-Int. Bearing Non-Int. 42% Bearing MMDA & MMDA & Non-Int. 42% MMDA & Savings Savings Bearing Savings 48% 51% 46% 49% CDs 10% CDs CDs Other 9% 2% 1% Total Deposits = $21.6 bn Total Deposits = $3.3 bn Total Deposits = $24.9 bn MSA Branches Deposit share Geographic deposit mix (BOKF Standalone) Tulsa, OK 23 32% Dallas-Fort Worth-Arlington, TX 21 2% TX Oklahoma City, OK 19 10% 27% Albuquerque, NM 16 11% Houston-The Woodlands-Sugar Land, TX 12 1% Denver-Aurora-Lakewood, CO* 17 4% Kansas City, MO-KS 6 2% NM Phoenix-Mesa-Scottsdale, AZ* 8 1% OK 7% Fayetteville-Springdale-Rogers, AR-MO 2 2% 51% AR Other MSAs 14 CO1% Total Branches 138 7% AZ KC 3% Source: S&P Global Market Intelligence 4% *Pro-Forma for CoBiz acquisition; prior to purchase accounting mark assessment 8

Diversified Loan Portfolio Loan Portfolio Segmentation - Standalone Loan Portfolio by Collateral Location - Standalone: Personal 5% Non O-O CRE 21% TX OK 33% Healthcare Resi 20% 13% 11% Energy NM 18% Other 5% Gen. C&I 22% 32% CO AZ 8% 5% KS/MO 7% Loan Portfolio Segmentation – Pro-Forma w/ CoBiz * Loan Portfolio by Collateral Loc. – Pro-Forma w/CoBiz * Personal 5% Non O-O CRE TX 22% 29% OK 17% Healthcare Resi NM 13% 11% 4% Energy CO 15% Other 16% Gen. C&I 20% 34% AZ 8% KS/MO *Pro-Forma for CoBiz acquisition; prior to purchase accounting mark assessment 6% 9

A National Energy Banking Leader 100 year history in energy lending and a playbook Portfolio Composition at 9/30/18: that works: . Focus on first lien, senior secured E&P lending – the Oil & Gas “sweet spot” in energy lending Producers . Internal staff of 13 petroleum engineers and 82% engineering techs to confirm property values – a material investment that is a key to strong credit Midstream & performance across the cycle. Other . Focus on on-shore “lower 48” property sets with no deepwater offshore exposure Energy . Minimal exposure to second liens, undeveloped 6% 12% Services \ reserves, or other higher-risk components of the Other capital stack . 50-60% loan to value on proved producing reserves . Actual forward markets are the value determinant for borrowing bases . Extraction and transportation costs are deducted from Strong through-the-cycle credit performance: collateral values Net 3Q At 9/30/18: Charge 2013 2014 2015 2016 2017 2018 -Offs TTM . $3.3 billion outstanding and $3.1 billion unfunded commitments E&P 0.00% 0.00% 0.07% 1.42% 0.23% 0.48% . E&P line utilization 54% Total -0.01% -0.15% 0.17% 1.16% 0.18% 0.40% Energy 10

Healthcare Banking Expertise . Growing line of business within commercial banking . As of September 30, 2018, outstandings totaled $2.4 billion across 31 states . Healthcare portfolio characteristics: . Favorable LIBOR spreads . Above-average loan utilization rates . Predominately BOK Financial originated commitments - less than 12% of commitments from broadly syndicated transactions . Senior Housing commitments real-estate collateralized and secured . Favorable credit metrics - No senior housing charge-offs (net of recoveries) since 2003 Loans Outstanding ($000,000’s) Loans Outstanding (3Q18) $2,500 $2,000 CAGR: 16.5% 9% Senior Housing 15% $1,500 Hospital $1,000 76% $500 Service Medical $- 2012 2017 11

Commercial Real Estate . $3.8 billion outstanding and $1.4 billion CRE Portfolio by Product Type unfunded commitments at 9/30/18 . Over two-thirds of outstanding collateral within BOKF footprint. Multifamily . BOKF allocates 175% of Tier 1 capital plus Retail reserves to CRE. Office . Further controls and limitations by product Industrial type and geography. Concentration Residential Cons guidelines are analyzed and adjusted Other CRE quarterly as needed. . Extensive, granular loan underwriting guideline standards reviewed and adjusted CRE Portfolio by Collateral Location semi-annually. . Strong relationship between the front line production/bankers and credit concurrence Oklahoma officers. Bi-weekly vetting and discussion of Texas potential opportunities in loan pipeline. NM . Minimal exposure to residential construction Colorado and land development (highest risk, most Arizona cyclical sector in CRE) KS/MO Other 12

Wealth Management . Four primary lines of business: 500 Wealth Management Revenue . The Private Bank 400 . BOK Financial Advisors CAGR: 9.8% . Institutional Wealth Management 300 . Cavanal Hill Investment Management 200 . Clients include high net worth individuals, corporations, pensions, foundations, government entities, etc. 100 . Wealth Management by the numbers: 0 . Assets under management or custody: $78 billion 2012 2017 . Fiduciary assets: $46 billion Fee Income Net Interest Revenue . Loans: Over $1.4 billion . Deposits: Over $5.4 billion . More than $1 trillion in traded securities annually Assets Under Management 100 and Administration Awards, Recognition, and Rankings: 80 CAGR: 9.8% . 19 “Best in Class” awards for Retirement Plans group 60 . Seventh largest corporate trustee bank ranked by number of issues and dollar amount 40 . Two five-star ratings from Morningstar for Cavanal Hill . Three #1 Lipper awards in 2016 for Cavanal Hill 20 . Five top-ten rankings for investment banking underwriting services 0 2012 2017 . One of the top 25 firms that fulfills the hedging needs of the mortgage banking industry. Fiduciary Assets Assets Held in Safekeeping 13

Transaction Processing Debit Processing & ATM Network 800 EFT Transaction 700 Volumes (M) . Among the top 10 networks in the US 600 CAGR: 7.2% . Operates nationally with customers based in 26 500 states and the Virgin Islands; more than 65% of 400 clients outside Oklahoma 300 . Clients: Banks / Credit Unions / C-Store Chains 200 . In 2017, processed 607 million EFT transactions 100 0 2012 2017 Merchant Payment Processing SIG POS PIN POS ATM . Process payments for 6,504 merchant and cash advance locations . In 2017, processed $2.4 billion in merchant sales $2,800 Merchant Volume $Mil $2,300 CAGR: 5.6% $1,800 $1,300 $800 $300 $(200) 2012 2017 14

Mortgage Banking 160,000 . Top 50 U.S. mortgage originator 140,000 120,000 . Three lines of business: 100,000 . Direct mortgage origination through 80,000 BOKF retail network 60,000 . Growing online sales channel – 40,000 HomeDirect Mortgage 20,000 . Mortgage Servicing - 2013 2014 2015 2016 2017 . Annual origination volume in 2017 Servicing Originating and marketing ~ $3 billion . Servicing $22 billion of mortgages 25.0 at 9/30/18 20.0 15.0 10.0 5.0 - 2013 2014 2015 2016 2017 Servicing Portfolio ($B) 15

3Q 2018 Financial Results 16

Third Quarter Summary Q3 2018 Q2 2018 Q3 2017 Diluted EPS $1.79 $1.75 $1.31 Net income before taxes $152.2 $148.5 $128.2 Net income attributable to $117.3 $114.4 $85.6 BOKF shareholders Noteworthy items impacting Q3 profitability: • Loan growth remains strong coming off a record-breaking quarter. • Net interest income continues to grow on a pre-provision basis. • Fees and commission revenue increased 6% sequentially, enhanced by a large advisory fee for a client. • Small increase in expenses. • Provision for loan losses recorded due to loan growth. 17

Additional Details Annualized Quarterly Quarterly Year over $billions Q3 2018 Growth Growth Year Growth Period-End Loans $18.3 1.9% 7.7% 6.6% Average Loans $18.2 2.5% 10.2% 5.5% Period-End Deposits $21.6 (2.4)% (9.6)% (1.0)% Average Deposits $21.9 (0.5)% (2.2)% (0.8)% Fiduciary Assets $45.6 (2.1)% (8.4)% 0.8% Assets Under Management or in Custody $77.6 (1.6)% (6.4)% —% • Strong loan growth across all major categories and most regional markets. • Average deposits are relatively flat for the quarter with period end balances down in wealth management due to customer migration to off balance sheet alternatives. • Strong liquidity position with average loan/deposit ratio of 83 percent. • Assets under management down largely due to timing of inflows and seasonality of disbursements. 18

Loan Portfolio Seq. YOY Sep 30, Jun 30, Sep 30, Loan Loan ($mil) 2018 2018 2017 Growth Growth Energy $ 3,294.9 $ 3,147.2 $ 2,868.0 4.7% 14.9% Services 3,017.3 2,944.5 2,967.5 2.5% 1.7% Healthcare 2,437.3 2,353.7 2,239.5 3.6% 8.8% Wholesale/retail 1,650.7 1,699.6 1,658.1 (2.9)% (0.4)% Manufacturing 660.6 647.8 519.4 2.0% 27.2% Other 515.3 556.2 543.4 (7.4)% (5.2)% Total C&I $ 11,576.1 $ 11,349.0 $ 10,795.9 2.0% 7.2% Commercial Real Estate 3,804.7 3,712.2 3,518.1 2.5% 8.1% Residential Mortgage 1,971.7 1,942.3 1,945.8 1.5% 1.3% Personal 996.9 1,000.2 947.0 (0.3)% 5.3% Total Loans $ 18,349.5 $ 18,003.7 $ 17,206.8 1.9% 6.2% • Added to the loan portfolio coming off a record-breaking quarter, posting 6.2% year-over-year growth. • Strong growth in energy, healthcare, manufacturing, and commercial real estate. 19

Net Interest Revenue and Margin ($millions) Q3 2018 Q2 2018 Q1 2018 Q4 2017 Q3 2017 Net interest revenue $240.9 $238.6 $219.7 $216.9 $218.5 Net interest margin 3.21% 3.17% 2.99% 2.97% 3.01% Loan Yield 4.80% *4.68% 4.45% 4.29% *4.21% Cost of IB Deposits 0.77% 0.66% 0.57% 0.48% 0.45% • Net interest revenue continues to climb due to strong loan growth. ◦ Yield on available for sale securities was 2.37%, an increase of 7 basis points sequentially, and up 20 basis points year over year. ◦ Loan yields reflect continued improvement throughout 2018. ◦ Interest-bearing deposits increased 11 basis points sequentially. • Net interest margin continues to expand but at a decreasing rate as deposit betas increase. * Note: Q2 2018 and Q3 2017 Loan Yields reflect adjustments for the impact of interest recoveries. 20

Fees and Commissions Revenue, $mil Growth: Quarterly, Quarterly, Trailing 12 Q3 2018 Sequential Year over Year Months Brokerage and Trading $23.1 (12.8)% (30.4)% (10.9)% Transaction Card 21.4 2.0% (6.7)% 2.9% Fiduciary and Asset Management 57.5 37.9% 41.4% 17.4% Deposit Service Charges and Fees 27.8 (0.2)% (1.5)% 2.5% Mortgage Banking 23.5 (10.7)% (5.4)% (7.8)% Other Revenue 14.2 (2.1)% 4.0% (0.5)% Total Fees and Commissions $167.5 6.1% (3.4)% 1.5% • Brokerage and Trading: Down largely due to mortgage production environment – lower mortgage backed trading activity. • Transaction Card: Continued growth on a quarterly basis, but year over year comparison impacted by heavy contract buyout revenue in 3Q17. • Fiduciary and Asset Management: A large $15 million fee earned on the sale of client assets. • Mortgage Banking: The rising rate environment has impacted origination volume and margins. 21

Expenses %Incr. %Incr. ($mil) Q3 2018 Q2 2018 Q3 2017 Seq. YOY Personnel expense $143.5 $138.9 $147.9 3.3% (3.0)% Other operating expense $109.1 $107.5 $118.0 1.4% (7.6)% Total operating expense $252.6 $246.5 $265.9 2.5% (5.0)% Efficiency Ratio 61.41% 61.68% 65.92% • Personnel expense up in Q3 from equity compensation expense. • Non personnel expense up slightly due to an impairment of a software license coupled with an OREO writedown on a healthcare property. • $1 million of merger-related expenses in both Q3 and Q2. • Mortgage-related cost actions in Q3 – approximately $1.6 million in expense saves. 22

Key Credit Quality Metrics Net charge-offs to Average Loans (annualized) 0.40% 0.27% 0.30% 0.24% 0.20% 0.20% 0.08% 0.10% 0.03% 0.00% 3Q17 4Q17 1Q18 2Q18 3Q18 ▪ No material signs of stress in any loan portfolio. ▪ Nonaccrual loans down 7.6 percent sequentially. ▪ Appropriately reserved with a combined allowance of 1.16 percent. ▪ Q3 Provision of $4.0 million ▪ YTD Provision of $(1.0) million ▪ Net charge-offs were 0.18 percent of average loans over the last four quarters. 23

Forecast and Assumptions ▪ Continued loan growth as we integrate CoBiz portfolios into our lines of business. ▪ Slowing growth in net interest margin with continued Fed rate increases. ▪ Revenue from fee-generating businesses down due to continued mortgage headwinds. ▪ Controlled expense growth excluding CoBiz integration costs. ▪ Provision levels moving forward will be influenced by loan growth. Loan loss reserve levels could drop below 1 percent after CoBiz consolidation. ▪ Blended federal and state effective tax rate 22-23% going forward. ▪ CoBiz integration and closing charges expected to be $45 million going forward with approximately 75 percent in the fourth quarter of 2018 and 25 percent in the first quarter of 2019. ▪ We are still comfortable with the 6 percent accretion in 2019 as previously quoted with an expected conversion late in the first quarter of 2019. ▪ Hold on specific 2019 guidance until the budget process is completed. 24